UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period September 1, 2009 – February 28, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Semiannual report 2|28|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
High Income
Securities Fund

Semiannual report

2 | 28 |10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Your fund’s performance	11

Terms and definitions	13

Trustee approval of management contract	14

Other information for shareholders	18

Financial statements	19

Shareholder meeting results	52

Message from the Trustees

Dear Fellow Shareholder:

What a difference a year makes. The rebound that followed the market lows in early March 2009 turned out to be one of the strongest in generations. After a slow start, the markets have continued to rise during the first few months of 2010.

It is unlikely that this year will be a repeat performance of 2009. Still, based on an encouraging earnings outlook and evidence of an improving but fragile global economic recovery, today’s markets offer opportunities for active money management, which is Putnam’s core strength.

If there is any lesson to be learned from the extraordinary volatility of the past two years, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Diversification and downside protection are worthwhile endeavors — and not just from a psychological standpoint. A portfolio diversified across all asset classes has been shown in the past to conserve wealth better during downturns and to benefit in a rising market environment.

Lastly, we would like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund
Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert— the bond for a fixed number of shares of stock of the issuer. Like most bonds, convertible securities pay interest, although frequently at a lower rate, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed areas such as the automotive industry in 2009.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential without undue risk.

Consider these risks before investing:

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The use of derivatives involves special risks and may result in losses. A fund that engages in short sales of securities may incur losses if the securities appreciate in value, and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam High Income Securities Fund

Putnam High Income Securities Fund has held securities
from a variety of sectors and industries.

4	5

Performance
snapshot

Annualized total return (%) comparison as of 2/28/10

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, butcumulative.

† The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception date of the fund.

Interview with your
fund’s portfolio managers
Eric Harthun and Robert Salvin

How did Putnam High Income Securities Fund perform for the six months ended February 28, 2010?

Eric: The fund returned 13.31% at net asset value, trailing both its primary benchmark, the BofA Merrill Lynch All-Convertibles Speculative Quality Index, which advanced 17.10%, and the average return of its peer group, Lipper Convertible Securities Funds [closed-end], which finished at 13.76%. During the same period, the fund’s secondary benchmark, the JPMorgan Developed High Yield Index gained 14.51%.

How would you characterize the market environment during this period?

Rob: Amid clearer signs of economic recovery and improving business fundamentals, the high-yield convertible and bond markets continued the resurgence that began in March 2009, as investors continued to embrace risk and drive up the prices of previously distressed securities. Yield spreads on high-yield securities — or the yield advantage they offer over U.S. Treasuries — tightened significantly as bond prices rose.

Favorable supply-and-demand dynamics also aided both market sectors. Convertibles attracted “crossover” equity and corporate bond investors seeking higher yields, while also benefiting from strong demand on the part of traditional investors in the sector. Robust demand drove sizeable new issuance in the high-yield bond market, allowing

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/10. See pages 6 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

issuers to refinance debt and repair their balance sheets, thereby reducing default risk.

What factors dampened the fund’s relativeperformance?

Eric: A key tenet in our investment strategy is to seek to control the fund’s risk by keeping the portfolio broadly diversified. This approach typically prevents us from taking index-sized positions in many of the primary benchmark’s largest constituents, which hurt relative results during this period. For example, we held a significantly underweighted stake in the convertibles of auto-maker Ford Motor. Ford’s convertibles — whose prices advanced dramatically during the period — are heavily represented in the index, and therefore our underweighted exposure detracted from performance. A similar scenario unfolded with the convertibles of leading generic drug producer Mylan, another outsized index component and one that we did not hold. The company had taken on substantial debt to acquire the generic drug division of German pharmaceutical company Merck KGaA in the fall of 2007. The prices for Mylan’s convertibles trended downward from that point until bottoming in late 2008 and rebounding sharply in 2009.

What were some of the holdings that helped the most versus the benchmark?

Eric: Many of the fund’s top contributors were securities whose prices fell to levels reflecting high degrees of bankruptcy risk and then rebounded strongly when investors concluded that the companies would avoid bankruptcy. These investments included convertibles issued by off-price retailer Retail Ventures, which operates DSW, Filene’s Basement, and Value City retail stores, and television broadcaster Sinclair Broadcast Group. Retail Ventures is a relatively small retailer with significant debt on its balance

Credit quality overview

Credit qualities are shown as a percentage of portfolio value as of 2/28/10. A bond rated Baa/BBB or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The calculation of portfolio credit quality is performed by Putnam, using the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Portfolio quality figures include cash bonds and cash, and represent only the fixed-income portion of the portfolio. Securities that do not have agency ratings are assigned the lowest rating. Derivative instruments, including currency forwards, are only included in the calculation to the extent of any unrealized gain or loss on such instruments, which is added to, or subtracted from, the rating totals for the highest rating category. Ratings and portfolio credit quality may change over time. The fund itself has not been rated by an independent rating agency.

“The high-yield convertible and bond
markets continued the resurgence that
began in March 2009.”
Robert Salvin

sheet. Its securities were punished during the credit crisis and general economic downturn before bouncing back as the equity and convertibles markets recovered. In the case of Sinclair Broadcast, in July 2009, the company outlined details of a potential bankruptcy filing by one of its key local-marketing-agreement partners, which could have negatively impacted Sinclair. The situation was resolved without any effect on Sinclair, and the firm’s securities rallied briskly from that point through the end of the period.

What changes did you make to the portfolio during the period?

Rob: We took profits on some of the fund’s best-performing high-yield bonds and redeployed a portion of those proceeds into newly issued securities. We also added modestly to our convertible preferred stock and foreign bond holdings.

What is your outlook for the economy, the high-yield convertible and bond markets, and the fund over the coming months?

Rob: The U.S. economy is now growing at a moderate pace. However, while the short-term outlook is more favorable than it has been in a long time, we are not yet, in our view, at the threshold of robust economic growth. The economy is facing significant headwinds, especially from private sector deleveraging, a constrained banking system, and some concern about the possibility for deflation in 2010. Although monetary policy likely will remain accommodative for some time, economic stimulus from fiscal policy is unlikely to extend beyond 2010. All told, we believe the U.S. economy may expand this

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

year, but more rapidly during the first half of the year than the second.

At period-end, yield spreads for both high-yield convertibles and bonds were still attractive versus Treasuries on a loss-adjusted basis relative to historical averages. Although spreads have compressed as a result of substantial price appreciation, we believe high-yield default rates are likely to drop considerably during 2010, perhaps to as low as 3% to 4%, which is below historical norms. Unlike 2009, high-yield investors are now more focused on issuer business fundamentals and not merely on whether a company is likely to file for bankruptcy or survive as a going concern. Consequently, while high-yield valuations are not as compelling as they were a year ago, we are still finding attractive investment opportunities through our fundamental, bottom-up research process.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook, the International Monetary Fund (IMF) upgraded its view on global growth —predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which continue to remain dependent on government stimulus for growth. Asia, in particular, is expected to lead the pack, with strong growth coming from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.6% in the fourth quarter of 2009, up from 2.2% in the third quarter.

Thanks for updating us, gentlemen.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since1994.

Portfolio Manager Robert Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/28/10

	NAV	Market price

Life of fund (since 7/9/87)
Annual average	9.17%	8.86%

10 years	105.62	153.95
Annual average	7.47	9.77

5 years	28.54	43.59
Annual average	5.15	7.50

3 years	5.01	14.29
Annual average	1.64	4.55

1 year	56.67	62.31

6 months	13.31	18.96

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 2/28/10

	BofA Merrill Lynch		Lipper Convertible
	All-Convertibles	JPMorgan Developed High	Securities Funds (closed-
	Speculative Quality Index	Yield Index	end) category average†

Life of fund (since 7/9/87)
Annual average	—*	—*	8.18%

10 years	23.23%	99.23%	44.09
Annual average	2.11	7.14	3.51

5 years	25.77	37.00	14.39
Annual average	4.69	6.50	2.66

3 years	1.53	18.10	–4.39
Annual average	0.51	5.70	–1.57

1 year	79.21	55.37	66.62

6 months	17.10	14.51	13.76

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception date of the fund.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/10, there were 11, 11, 10, 9, 4, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/10

Distributions

Number	6

Income	$0.2634

Capital gains	—

Total	$0.2634

Share value	NAV	Market price

8/31/09	$7.13	$6.80

2/28/10	7.79	7.80

Current yield (end of period)

Current dividend rate*	6.76%	6.75%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	NAV	Market price

Life of fund (since 7/9/87)
Annual average	9.31%	9.00%

10 years	117.94	153.98
Annual average	8.10	9.77

5 years	36.77	56.63
Annual average	6.46	9.39

3 years	8.30	16.62
Annual average	2.69	5.26

1 year	57.93	63.89

6 months	11.96	17.64

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 1st percentile in total expenses as of December31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the fund’s percentile rankings for management fees and total expenses to ensure that its fees and expenses continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	25th

Three-year period	30th

Five-year period	30th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 11, 9 and 9 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Fiduciary Trust Company, which agreement provides benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2009, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2009, up to 10% of the fund’s common shares outstanding as of October 7, 2009.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within30days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2010, Putnam employees had approximately $323,000,000 and the Trustees had approximately $46,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Exclusion under Commodity
Exchange Act

The fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration or regulation as a pool operator under the CEA.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/28/10 (Unaudited)

CORPORATE BONDS AND NOTES (41.7%)*	Principal amount		Value

Advertising and marketing services (0.1%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$100,000	$100,000

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		10,000	10,850

			110,850
Automotive (0.9%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		15,000	16,275

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		167,500	173,363

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2017		40,000	34,800

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		150,000	157,125

Ford Motor Credit Co., LLC sr. notes 7 1/4s, 2011		280,000	283,846

Navistar International Corp. sr. notes 8 1/4s, 2021		250,000	254,375

Oshkosh Corp. 144A company guaranty sr. unsec.
notes 8 1/2s, 2020		40,000	40,000

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	60,000	75,271

TRW Automotive, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2014		$80,000	100,361

			1,135,416
Basic materials (3.8%)
Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡		230,000	1,700

Aleris International, Inc. company guaranty sr. unsec.
sub. notes 10s, 2016 (In default) †		45,000	956

AMH Holdings, Inc. sr. disc. unsec. notes 11 1/4s, 2014		55,000	54,450

Associated Materials, LLC/Associated Materials
Finance, Inc. company guaranty sr. notes 9 7/8s, 2016		140,000	148,400

Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016		109,000	110,635

Catalyst Paper Corp. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2014 (Canada)		60,000	38,400

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.254s, 2013 (Netherlands)		75,000	66,938

Compass Minerals International, Inc. 144A
sr. notes 8s, 2019		150,000	155,625

FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s,
2016 (Australia)		195,000	217,425

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		590,000	638,675

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011		205,000	222,938

HeidelbergCement AG company guaranty sr. unsec.
unsub. notes 8s, 2017 (Germany)	EUR	40,000	56,015

HeidelbergCement AG company guaranty sr. unsec.
unsub. notes 7 1/2s, 2014 (Germany)	EUR	25,000	35,200

HeidelbergCement AG company guaranty unsec.
unsub. notes 8 1/2s, 2019 (Germany)	EUR	25,000	35,299

Hexion Finance Escrow LLC/Hexion Escrow Corp. 144A
sr. notes 8 7/8s, 2018		$55,000	51,425

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount		Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$100,000	$94,500

Huntsman International, LLC company
guaranty sr. unsec. sub. notes Ser. REGS, 6 7/8s,
2013	EUR	150,000	189,985

Jefferson Smurfit Corp. company guaranty 8 1/4s,
2012 (In default) †		$49,000	40,425

Kerling PLC 144A sr. notes 10 5/8s, 2017
(United Kingdom)	EUR	50,000	69,123

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		$160,000	150,800

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		125,000	119,375

NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.564s, 2013 ‡‡		66,675	10,001

Novelis, Inc. company guaranty sr. unsec.
notes 11 1/2s, 2015		80,000	85,000

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		205,000	190,138

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	55,000	81,417

PE Paper Escrow GmbH 144A sr. notes 12s, 2014
(Austria)		$140,000	151,900

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.434s,
2013 (France)	EUR	160,000	203,195

Smurfit Kappa Acquisition 144A company
guaranty sr. notes 7 3/4s, 2019 (Ireland)	EUR	50,000	69,740

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$240,000	232,800

Smurfit-Stone Container Corp. sr. notes unsec.
unsub. notes 8 3/8s, 2012 (In default) †		95,000	78,613

Solutia, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2017		40,000	41,800

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		305,000	310,338

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		65,000	65,163

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		105,000	129,150

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		185,000	220,613

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)		200,000	236,000

Terra Capital, Inc. 144A sr. notes 7 3/4s, 2019		90,000	100,350

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		160,000	153,200

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 3.999s, 2014		155,000	125,163

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 11 1/2s, 2014		115,000	120,750

			5,103,620
Broadcasting (1.0%)
Clear Channel Communications, Inc. sr. unsec.
notes 7.65s, 2010		55,000	54,175

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		160,000	164,400

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Broadcasting cont.
Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes Ser. A, 9 1/4s, 2017	$50,000	$51,000

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6 3/8s, 2015	165,000	170,569

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	135,000	139,050

Echostar DBS Corp. company guaranty 7 1/8s, 2016	110,000	110,275

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	65,000	67,925

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes 9 3/4s, 2015 ‡‡	194,712	172,320

Univision Communications, Inc. 144A sr. sec.
notes 12s, 2014	105,000	113,663

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	215,000	235,425

XM Satellite Radio, Inc. 144A sr. notes 11 1/4s, 2013	30,000	31,950

		1,310,752
Building materials (0.8%)
Building Materials Corp. company
guaranty notes 7 3/4s, 2014	235,000	244,400

Building Materials Corp. 144A sr. notes 7s, 2020	175,000	175,000

Goodman Global Group, Inc. 144A sr. disc.
notes zero %, 2014	150,000	87,000

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016	155,000	170,500

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	280,000	319,900

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013	35,155	36,913

		1,033,713
Capital goods (2.2%)
ACCO Brands Corp. 144A company guaranty sr. sec.
notes 10 5/8s, 2015	80,000	86,960

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	85,000	83,725

Altra Holdings, Inc. 144A sr. notes 8 1/8s, 2016	140,000	143,500

Baldor Electric Co. company guaranty 8 5/8s, 2017	85,000	87,338

BBC Holding Corp. sr. notes 8 7/8s, 2014	240,000	231,000

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018	95,000	99,513

Berry Plastics Corp. company guaranty sr. notes FRN
5.001s, 2015	65,000	60,775

Crosstex Energy/Crosstex Energy Finance Corp. 144A
sr. notes 8 7/8s, 2018	135,000	137,025

General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.626s, 2015	270,000	235,575

L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015	175,000	177,844

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2015	50,000	50,188

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	325,000	378,007

Mueller Water Products, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2017	85,000	75,650

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Capital goods cont.
RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014	$180,000	$182,250

Reddy Ice Corp. 144A sr. notes 11 1/4s, 2015	95,000	95,000

Ryerson Holding Corp. 144A sr. disc. notes zero %, 2015	175,000	78,750

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015	205,000	210,638

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014	50,000	50,000

Tenneco, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015	175,000	173,250

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014	180,000	179,550

Triumph Group, Inc. 144A sr. sub. notes 8s, 2017	70,000	70,525

		2,887,063
Commercial and consumer services (0.7%)
Aramark Corp. company guaranty 8 1/2s, 2015	155,000	156,550

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	150,000	154,500

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	105,000	112,088

National Money Mart Co. 144A company
guaranty sr. notes 10 3/8s, 2016 (Canada)	95,000	99,275

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	135,000	123,863

Travelport LLC company guaranty 11 7/8s, 2016	150,000	156,375

Travelport LLC company guaranty 9 7/8s, 2014	155,000	158,488

		961,139
Communication services (4.8%)
Adelphia Communications Corp. escrow bonds zero %, 2011	235,000	2,961

Adelphia Communications Corp. escrow bonds zero %, 2010	20,000	252

Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	225,000	227,813

Cablevision Systems Corp. 144A sr. notes 8 5/8s, 2017	125,000	128,750

CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017	45,000	48,713

CCH II, LLC sr. notes 13 1/2s, 2016	299,815	354,156

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013	90,000	91,350

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015	160,000	156,400

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015	120,000	117,300

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	215,000	213,925

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	85,000	86,381

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	26,000	26,975

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	115,000	109,250

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Jamaica)	160,000	152,800

Equinix, Inc. sr. notes 8 1/8s, 2018	65,000	65,000

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount		Value

Communication services cont.
Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2014		$25,000	$25,688

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018		160,000	159,200

Global Crossing, Ltd. 144A sr. sec. notes 12s, 2015
(United Kingdom)		20,000	21,750

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		100,000	102,500

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Bermuda)		720,000	729,900

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015 (Bermuda)		70,000	71,225

Intelsat Jackson Holding Co. company
guaranty sr. unsec. notes 11 1/4s, 2016 (Bermuda)		245,000	262,150

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		170,000	161,075

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		135,000	120,150

Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019		95,000	95,475

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		370,000	369,075

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015		255,000	235,238

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		215,000	233,275

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		185,000	179,913

PAETEC Holding Corp. 144A company
guaranty sr. notes 8 7/8s, 2017		65,000	65,488

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		35,000	35,350

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		90,000	95,850

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		225,000	243,844

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016		35,000	38,325

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	62,075

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		70,000	73,500

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		145,000	150,800

Sprint Capital Corp. company guaranty 6 7/8s, 2028		325,000	246,188

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		5,000	4,838

Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014		40,000	41,200

West Corp. company guaranty 9 1/2s, 2014		270,000	267,975

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)		100,000	107,000

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)	EUR	50,000	73,445

Windstream Corp. company guaranty 8 5/8s, 2016		$260,000	264,550

Windstream Corp. company guaranty 8 1/8s, 2013		95,000	98,800

			6,417,868

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Consumer (0.6%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016	$50,000	$52,250

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	280,000	281,400

Scotts Miracle-Gro Co. (The) company
guaranty sr. unsec. notes 7 1/4s, 2018	35,000	35,438

Visant Corp. company guaranty sr. unsec.
sub. notes 7 5/8s, 2012	200,000	201,000

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	225,000	225,000

		795,088
Consumer staples (2.0%)
Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016	150,000	135,375

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 5/8s, 2014	100,000	93,250

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018Δ	130,000	131,300

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	140,000	137,900

Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015	30,000	30,450

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	145,000	146,631

Dole Food Co. 144A sr. sec. notes 8s, 2016	65,000	66,138

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	94,000	112,095

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	155,000	155,000

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015	80,000	76,800

JBS USA LLC/JBS USA Finance, Inc. 144A
sr. notes 11 5/8s, 2014	60,000	67,800

Libbey Glass, Inc. 144A sr. notes 10s, 2015	65,000	67,275

Pinnacle Foods Finance LLC 144A sr. unsec.
notes 9 1/4s, 2015	45,000	45,675

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	1,000	1,004

Revlon Consumer Products 144A company
guaranty sr. notes 9 3/4s, 2015	65,000	66,788

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	40,000	42,300

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	65,000	60,288

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	210,000	173,775

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017	100,000	107,000

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014	130,000	140,725

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡	75,843	76,981

Supervalu, Inc. sr. unsec. notes 8s, 2016	85,000	85,638

TreeHouse Foods, Inc. sr. unsec. notes 7 3/4s, 2018	35,000	35,919

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	305,000	354,563

Wendy’s/Arby’s Restaurants LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	225,000	241,313

		2,651,983
Energy (5.9%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	445,000	446,113

Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	24,000	19,560

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Energy cont.
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	$155,000	$126,713

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	35,000	38,063

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	245,000	248,675

Complete Production Services, Inc. company
guaranty 8s, 2016	100,000	97,250

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	250,000	201,250

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	120,000	122,100

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	120,000	119,700

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	300,000	289,125

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)	15,000	16,500

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	95,000	98,444

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	345,000	348,450

Encore Acquisition Co. company guaranty sr. unsec.
sub. bond 7 1/4s, 2017	5,000	5,038

Encore Acquisition Co. sr. sub. notes 6s, 2015	213,000	214,598

Expro Finance Luxemburg 144A sr. notes 8 1/2s,
2016 (Luxembourg)	100,000	99,500

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	230,000	230,288

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	155,000	151,125

Ferrellgas Partners LP sr. unsec. notes Ser. UNRE,
6 3/4s, 2014	15,000	14,625

Forest Oil Corp. sr. notes 8s, 2011	185,000	193,788

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	345,000	348,450

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	60,000	59,700

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	320,000	311,200

Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	275,000	268,125

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014	330,000	326,700

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	90,000	90,000

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	210,000	213,150

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	50,000	44,500

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	290,000	255,200

Peabody Energy Corp. company guaranty 7 3/8s, 2016	270,000	285,525

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	85,000	88,400

PetroHawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	135,000	146,475

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Energy cont.
Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	$265,000	$278,250

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	75,000	75,656

Plains Exploration & Production Co. company
guaranty 7s, 2017	375,000	366,563

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	265,000	272,288

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	50,000	50,500

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	70,000	79,450

Range Resources Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	35,000	35,788

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	285,000	250,088

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 3.876s, 2014	75,000	66,379

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	230,000	220,225

Stallion Oilfield Holdings Ltd. 144A
sr. notes 10 1/2s, 2015	135,000	131,625

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s,
2015 (In default) †	120,000	73,800

Trico Shipping AS 144A sr. notes 11 7/8s, 2014 (Norway)	205,000	198,594

Whiting Petroleum Corp. company guaranty 7s, 2014	90,000	90,900

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	115,000	140,884

		7,849,320
Entertainment (0.6%)
AMC Entertainment, Inc. company guaranty 11s, 2016	77,000	82,583

Cinemark, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	85,000	88,400

Hertz Corp. company guaranty 8 7/8s, 2014	340,000	345,100

Marquee Holdings, Inc. sr. disc. notes 12s, 2014	145,000	122,163

Universal City Development Partners, Ltd. 144A
sr. notes 8 7/8s, 2015	50,000	50,375

Universal City Development Partners, Ltd. 144A
sr. sub. notes 10 7/8s, 2016	35,000	36,225

		724,846
Financials (2.8%)
American General Finance Corp. sr. unsec.
notes Ser. J, MTN, 5 5/8s, 2011	130,000	123,557

American General Finance Corp. sr. unsec.
notes Ser. MTN, 6.9s, 2017	155,000	111,174

American General Finance Corp. sr. unsec.
notes Ser. MTNI, 4 7/8s, 2012	175,000	148,892

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	45,000	35,873

BAC Capital Trust XI bank guaranty jr. unsec.
sub. notes 6 5/8s, 2036	70,000	62,359

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	155,000	170,888

CIT Group, Inc. sr. bond 7s, 2017	41,354	36,547

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. sr. bond 7s, 2016	$29,538	$26,141

CIT Group, Inc. sr. bond 7s, 2015	102,723	93,221

CIT Group, Inc. sr. bond 7s, 2014	17,723	16,217

CIT Group, Inc. sr. bond 7s, 2013	391,815	370,265

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	90,000	85,500

E*Trade Financial Corp. sr. unsec.
unsub. notes 12 1/2s, 2017 ‡‡	122,000	141,215

FelCor Lodging LP 144A sr. sec. notes 10s, 2014 R	160,000	155,600

GMAC, LLC company guaranty sr. unsec. notes 7s, 2012	522,000	519,390

GMAC, LLC company guaranty sr. unsec. notes
6 5/8s, 2012	88,000	86,900

GMAC, LLC company guaranty sr. unsec. notes Ser. 8,
6 3/4s, 2014	153,000	146,115

GMAC, LLC company guaranty sr. unsec.
unsub. notes FRN 2.452s, 2014	15,000	12,832

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	125,000	125,658

GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2011	35,000	34,925

GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	64,000	61,600

GMAC, LLC 144A company guaranty sr. unsec.
notes 8.3s, 2015	65,000	65,569

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	180,000	166,950

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	115,000	109,825

Icahn Enterprises LP/Ichan Enterprises Finance Corp.
144A sr. notes 8s, 2018	240,000	225,600

iStar Financial, Inc. sr. unsec. unsub. notes FRN
0.607s, 2010 R	30,000	29,729

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	35,000	35,525

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	168,000	163,380

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	30,000	29,100

Reynolds Group DL Escrow, Inc./Reynolds Group
Escrow, LLC 144A sr. sec. notes 7 3/4s, 2016
(Luxembourg)	115,000	116,438

SLM Corp. sr. unsec. unsub. notes Ser. MTNA, 5s, 2013	295,000	276,300

		3,783,285
Gaming and lottery (1.4%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	160,000	136,000

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	125,000	98,438

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	135,000	114,919

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018	387,000	292,185

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017	220,000	228,250

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	200,000	52,000

MGM Mirage, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	70,000	55,650

MGM Mirage, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2015	50,000	39,500

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Gaming and lottery cont.
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	$2,000	$1,850

MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014	20,000	21,200

MTR Gaming Group, Inc. 144A company
guaranty sr. notes 12 5/8s, 2014	120,000	115,800

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019	30,000	29,700

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	110,000	91,025

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	245,000	241,325

Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s, 2017	35,000	33,250

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	189,000	27,405

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †	355,000	7,100

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. Ser. EXCH, 6 5/8s, 2014	90,000	87,075

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	200,000	211,000

		1,883,672
Health care (4.4%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	220,000	240,350

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	45,000	46,575

Coventry Health Care, Inc. sr. unsec. notes 6.3s, 2014	165,000	168,253

Coventry Health Care, Inc. sr. unsec. notes 5.95s, 2017	75,000	71,060

DaVita, Inc. company guaranty 6 5/8s, 2013	290,000	290,725

Elan Finance PLC/Elan Finance Corp. 144A company
guaranty sr. notes 8 3/4s, 2016 (Ireland)	160,000	153,600

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	202,000	216,140

HCA, Inc. sr. notes 6.95s, 2012	70,000	70,788

HCA, Inc. sr. sec. notes 9 1/4s, 2016	355,000	376,744

HCA, Inc. sr. sec. notes 9 1/8s, 2014	145,000	152,431

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	45,000	48,600

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	135,000	144,788

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	245,000	228,463

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	355,000	358,550

Omnicare, Inc. company guaranty 6 3/4s, 2013	10,000	9,863

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	155,000	151,900

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	375,000	360,000

Psychiatric Solutions, Inc. 144A
sr. sub. notes 7 3/4s, 2015	40,000	37,600

Quintiles Transnational Corp. 144A sr. notes 9 1/2s, 2014 ‡‡	50,000	50,500

Select Medical Corp. company guaranty 7 5/8s, 2015	225,000	211,500

Service Corporation International sr. notes 7s, 2017	65,000	63,700

Service Corporation International sr. unsec. 7 3/8s, 2014	125,000	127,188

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	340,000	334,900

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	100,000	101,500

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Health care cont.
Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	$80,000	$78,800

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	291,119	285,297

Talecris Biotherapeutics Holdings Corp. 144A
sr. unsec. notes 7 3/4s, 2016	125,000	125,625

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	15,000	16,500

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	270,000	282,825

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	265,000	270,963

US Oncology Holdings, Inc. sr. unsec. notes FRN
6.428s, 2012 ‡‡	246,000	232,470

Vanguard Health Holding Co. II, LLC 144A company
guaranty sr. notes 8s, 2018	90,000	88,425

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	280,000	295,400

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	50,000	50,813

Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016 R	80,000	79,800

		5,822,636
Homebuilding (1.0%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 8 3/8s, 2012	240,000	235,200

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2013	40,000	36,200

Fleetwood Enterprises, Inc. company
guaranty sr. sec. sub. notes 14s, 2011 (In default) F †	1,442,000	865,200

Standard Pacific Corp. company
guaranty sr. notes 10 3/4s, 2016	65,000	67,763

Standard Pacific Corp. company guaranty sr. unsec.
notes 7 3/4s, 2013	85,000	80,750

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015	75,000	67,500

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2014	25,000	22,500

		1,375,113
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	115,000	125,638

		125,638
Lodging/Tourism (0.3%)
Host Marriott LP sr. notes 7 1/8s, 2013 R	120,000	121,350

Seminole Hard Rock Entertainment, Inc. 144A
sr. notes FRN 2.754s, 2014	315,000	275,625

		396,975
Media (1.0%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	80,000	81,600

Affinion Group, Inc. company guaranty 10 1/8s, 2013	85,000	85,850

Affinity Group, Inc. sr. sub. notes 9s, 2012	170,000	119,000

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017	25,000	27,188

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	125,000	129,688

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount		Value

Media cont.
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††		$215,000	$194,575

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019		225,000	227,813

Virgin Media Finance PLC company guaranty sr. notes
Ser. 1, 9 1/2s, 2016 (United Kingdom)		175,000	185,500

Virgin Media Finance PLC company guaranty sr. unsec.
notes Ser. $, 8 3/4s, 2014 (United Kingdom)		14,000	14,280

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 9 1/2s, 2016 (United Kingdom)	EUR	50,000	74,224

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014		$60,000	57,300

WMG Acquisition Corp. 144A sr. sec. notes 9 1/2s, 2016		155,000	162,750

WMG Holdings Corp. company guaranty sr. unsec. disc.
notes 9 1/2s, 2014		30,000	30,000

			1,389,768
Publishing (0.3%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡		209,943	134,364

American Media Operations, Inc. 144A sr. unsec.
notes 9s, 2013 ‡‡		17,289	11,065

Belo Corp. sr. unsec. unsub. notes 8s, 2016		30,000	31,125

Cenveo Corp. 144A company guaranty sr. notes 8 7/8s, 2018		95,000	94,050

McClatchy Co. (The) 144A company
guaranty sr. notes 11 1/2s, 2017		105,000	102,375

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡		161,798	62,292

			435,271
Retail (1.5%)
Blockbuster, Inc. 144A company
guaranty sr. notes 11 3/4s, 2014		80,000	57,600

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		150,000	134,625

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014		135,000	137,363

Dollar General Corp. company guaranty sr. unsec.
notes 10 5/8s, 2015		167,000	182,865

Federated Retail Holdings, Inc. company
guaranty sr. unsec. notes 5.9s, 2016		115,000	111,263

Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013		115,000	77,913

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 5.252s, 2012		40,000	25,600

Michaels Stores, Inc. company guaranty 11 3/8s, 2016		225,000	226,125

Michaels Stores, Inc. company guaranty 10s, 2014		70,000	71,050

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡		510,587	502,928

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. sub. notes 10 3/8s, 2015		65,000	64,675

Toys R Us Property Co., LLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017		195,000	214,013

Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017		110,000	111,100

United Auto Group, Inc. company guaranty 7 3/4s, 2016		95,000	90,606

			2,007,726

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Technology (2.3%)
Advanced Micro Devices, Inc. 144A sr. unsec.
notes 8 1/8s, 2017	$85,000	$86,063

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	44,000	44,550

Brocade Communications Systems, Inc. 144A
sr. notes 6 7/8s, 2020	20,000	20,300

Brocade Communications Systems, Inc. 144A
sr. notes 6 5/8s, 2018	25,000	25,125

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	212,350	202,794

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	65,000	62,238

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	205,000	213,200

First Data Corp. company guaranty sr. unsec.
notes 10.55s, 2015 ‡‡	243,462	211,203

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015	245,000	211,925

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	155,000	127,100

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	96,419	83,161

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	110,000	97,625

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016	159,000	124,020

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	70,000	71,400

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	55,000	57,338

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	20,000	20,100

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	75,000	76,969

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	25,000	17,750

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) F †	90,000	7,839

Sanmina Corp. company guaranty sr. unsec.
sub. notes 6 3/4s, 2013	55,000	54,863

Seagate Technology International 144A company
guaranty sr. sec. notes 10s, 2014 (Cayman Islands)	190,000	215,888

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	156,000	161,850

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	368,000	376,740

Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013	280,000	281,400

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015	190,000	224,200

		3,075,641
Textiles (0.3%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 3.831s, 2014	215,000	201,563

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	75,000	76,500

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	80,000	83,000

		361,063
Tire and rubber (0.1%)
Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	155,000	167,013

		167,013

CORPORATE BONDS AND NOTES (41.7%)* cont.	Principal amount	Value

Transportation (0.1%)
RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	$77,000	$80,754

		80,754
Utilities and power (2.7%)
AES Corp. (The) sr. unsec. notes 8s, 2020	55,000	53,969

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	85,000	84,469

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	218,000	221,815

CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	73,500

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	95,000	97,607

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	105,000	82,425

Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	125,000	120,156

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	75,000	60,000

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	18,500

Edison Mission Energy sr. unsec. notes 7.2s, 2019	85,000	59,713

Edison Mission Energy sr. unsec. notes 7s, 2017	40,000	29,300

El Paso Corp. sr. unsec. notes 12s, 2013	35,000	40,688

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	97,250

El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	49,230

Energy Future Holdings Corp. company
guaranty sr. unsec. notes 11 1/4s, 2017 ‡‡	125,000	87,500

Energy Future Intermediate Holdings Co., LLC
sr. notes 9 3/4s, 2019	286,000	283,855

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	75,000	77,813

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	25,000	25,250

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	170,000	173,400

Mirant North America, LLC company guaranty 7 3/8s, 2013	235,000	234,119

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	98,750

NRG Energy, Inc. company guaranty 7 1/4s, 2014	80,000	80,600

NRG Energy, Inc. sr. notes 7 3/8s, 2016	730,000	719,963

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	245,000	246,531

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	45,000	47,925

Public Service Co. of New Mexico sr. unsec.
notes 7.95s, 2018	80,000	84,195

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	115,000	117,156

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	15,000	16,003

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes 10 1/2s, 2016 (United Kingdom) ‡‡	160,000	113,600

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. B, 10 1/4s, 2015
(United Kingdom)	110,000	82,225

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019	30,000	37,044

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	5,000	5,247

		3,619,798
Total corporate bonds and notes (cost $55,430,447)		$55,506,011

CONVERTIBLE BONDS AND NOTES (33.7%)*	Principal amount	Value

Basic materials (0.8%)
ArcelorMittal cv. sr. unsec. unsub. notes 5s, 2014 (Luxembourg)	$165,00	$236,775

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	75,000	89,063

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	375,000	676,406

		1,002,244
Capital goods (2.5%)
Alliant Techsystems, Inc. cv. company guaranty
sr. sub. notes 3s, 2024	100,000	114,875

L-1 Identity Solutions, Inc. cv. sr. unsec. notes 3 3/4s, 2027	1,500,000	1,410,000

Titan International, Inc. 144A cv. sr. sub. notes 5 5/8s, 2017	410,000	423,489

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	135,000	99,563

WESCO International, Inc. cv. company
guaranty sr. unsec. notes 6s, 2029	991,000	1,263,030

		3,310,957
Communication services (2.3%)
Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	1,700,000	1,542,750

NII Holdings, Inc. cv. sr. unsec. notes 3 1/8s, 2012	1,700,000	1,572,500

		3,115,250
Conglomerates (0.5%)
Textron, Inc. cv. sr. unsec. notes Ser. TXT, 4 1/2s, 2013	370,000	617,604

		617,604
Consumer cyclicals (5.5%)
Alliance Data Systems Corp.
144A cv. sr. notes 4 3/4s, 2014	540,000	734,126

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	430,000	314,438

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	900,000	790,830

Iconix Brand Group, Inc. cv. sr. sub. notes 1 7/8s, 2012	380,000	339,150

International Game Technology 144A cv. sr. unsec.
notes 3 1/4s, 2014	690,000	811,026

Live Nation, Inc. cv. sr. unsec. notes 2 7/8s, 2027	600,000	514,500

Sinclair Broadcast Group, Inc. cv. unsec. sub. debs 6s, 2012	1,525,000	1,370,594

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	378,000	351,540

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016	1,380,000	1,618,050

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	547,000	528,949

		7,373,203
Consumer staples (2.5%)
Newell Rubbermaid, Inc. cv. sr. unsec. bonds 5 1/2s, 2014	178,000	311,723

Pantry, Inc. (The) cv. company guaranty sr. unsec.
sub. notes 3s, 2012	1,650,000	1,472,625

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	470,000	474,700

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	393,000	336,506

Stewart Enterprises, Inc. cv. sr. unsec.
notes 3 3/8s, 2016	950,000	763,563

		3,359,117
Energy (3.2%)
Carrizo Oil & Gas, Inc. cv. sr. unsec.
unsub. notes 4 3/8s, 2028	735,000	634,856

International Coal Group, Inc. cv. company
guaranty sr. unsec. notes 9s, 2012	700,000	778,750

CONVERTIBLE BONDS AND NOTES (33.7%)* cont.	Principal amount	Value

Energy cont.
Penn Virginia Corp. cv. sr. unsec. sub. notes 4 1/2s, 2012	$870,000	$815,893

St. Mary Land & Exploration Co. cv. sr. unsec.
notes 3 1/2s, 2027	865,000	835,806

Transocean, Inc. cv. sr. unsec. unsub. notes Ser. C,
1 1/2s, 2037 (Switzerland)	1,120,000	1,068,200

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027	500,000	183,750

		4,317,255
Financials (2.3%)
Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec. notes 3.7s, 2027 R	600,000	572,250

CapitalSource, Inc. cv. company guaranty sr. unsec.
sub. notes 7 1/4s, 2037	300,000	282,375

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	545,000	720,422

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 (In default) † R	400,000	410,500

KKR Financial Holdings, LLC cv. sr. unsec.
notes 7 1/2s, 2017	598,000	651,073

Old Republic International Corp. cv. sr. unsec.
unsub. notes 8s, 2012	330,000	384,863

		3,021,483
Health care (4.7%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec. notes 3s, 2014	460,000	376,050

Biovail Corp. 144A cv. sr. notes 5 3/8s, 2014 (Canada)	300,000	358,216

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	260,000	155,675

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon
2s (zero %, 12/15/13) 2037 ††	1,300,000	1,111,500

Invitrogen Corp. cv. sr. unsec. unsub. notes
1 1/2s, 2024	570,000	658,350

King Pharmaceuticals, Inc. cv. company
guaranty sr. unsub. notes 1 1/4s, 2026	780,000	696,150

LifePoint Hospitals, Inc. cv. sr. unsec.
sub. notes 3 1/4s, 2025	500,000	454,375

Lincare Holdings, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2037	500,000	538,750

Omnicare, Inc. cv. company guaranty sr. unsec. debs
Ser. OCR, 3 1/4s, 2035	963,000	770,400

OSI Pharmaceuticals, Inc. cv. sr. unsec.
sub. notes 3s, 2038	600,000	567,000

Viropharma, Inc. cv. sr. unsec. notes 2s, 2017	700,000	625,625

		6,312,091
Technology (9.2%)
Acquicor Technology, Inc. 144A cv. notes 8s, 2011	532,000	493,430

ADC Telecommunications, Inc. cv. unsec.
sub. notes 3 1/2s, 2017	1,100,000	778,250

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015	1,300,000	1,200,875

ARRIS Group, Inc. cv. sr. unsec. notes 2s, 2026	1,470,000	1,375,479

Cadence Design Systems, Inc. cv. sr. unsec.
notes 1 1/2s, 2013	700,000	577,500

CONVERTIBLE BONDS AND NOTES (33.7%)* cont.	Principal amount	Value

Technology cont.
EnerSys cv. sr. unsec. notes stepped-coupon 3 3/8s
(zero %, 6/1/15) 2038 ††	$437,000	$394,393

Kulicke & Soffa Industries, Inc. cv. unsec. sub. notes 7/8s, 2012	1,800,000	1,617,750

Mentor Graphics Corp. cv. sub. unsec. notes FRN 1.899s, 2023	1,400,000	1,344,280

ON Semiconductor Corp. cv. company
guaranty sr. unsec. sub. notes 2 5/8s, 2026	1,300,000	1,322,750

Safeguard Scientifics, Inc. cv. sr. unsec. notes 2 5/8s, 2024	200,000	194,750

Safeguard Scientifics, Inc. 144A cv. sr. unsec. notes 2 5/8s, 2024	1,600,000	1,558,000

SanDisk Corp. cv. sr. unsec. unsub. notes 1s, 2013	460,000	380,650

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	477,000	428,704

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	600,000	514,500

		12,181,311
Transportation (0.2%)
UAL Corp. cv. company
guaranty sr. sub. notes 4 1/2s, 2021	300,000	279,000

		279,000
Total convertible bonds and notes (cost $38,714,619)		$44,889,515

CONVERTIBLE PREFERRED SECURITIES (20.3%)*	Shares/principal amount	Value
Basic materials (1.3%)
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	14,087	$1,514,353

Smurfit-Stone Container Corp. Ser. A, $1.75
cum. cv. pfd. (In default) †	65,720	262,880

		1,777,233
Communication services (2.4%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	30,900	1,220,550

Crown Castle International Corp. $3.125 cum. cv. pfd.	34,800	2,003,175

		3,223,725
Conglomerates (1.3%)
Vale Capital II $3.375 cv. pfd. (Cayman Islands)	21,400	1,709,325

		1,709,325
Consumer cyclicals (3.1%)
Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.	23,400	1,029,600

Retail Ventures, Inc. $3.312 cv. pfd.	27,400	1,242,590

Six Flags, Inc. $1.813 cum. cv. pfd. (acquired
3/16/04, cost $1,526,280) ‡	63,200	17,696

Stanley Works (The) 5.125% units cv. ARP	$1,882,000	1,839,655

		4,129,541
Consumer staples (2.9%)
Bunge, Ltd. 5.125% cum. cv. pfd.	1,740	1,056,343

Dole Food Automatic Exchange 144A 7.00% cv. pfd.	58,672	685,876

Newell Financial Trust I $2.625 cum. cv. pfd.	28,800	1,040,400

Universal Corp. 6.75% cv. pfd.	870	1,060,313

		3,842,932
Energy (1.0%)
Chesapeake Energy Corp. $4.50 cv. pfd.	9,200	775,100

Whiting Petroleum Corp. $6.25 cum. cv. pfd	2,900	537,225

		1,312,325
Financials (4.3%)
Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	6,000	520,320

Bank of America Corp. Ser. L, 7.25% cv. pfd.	1,762	1,594,610

CONVERTIBLE PREFERRED SECURITIES (20.3%)* cont.	Shares/principal amount	Value

Financials cont.
Citigroup, Inc. $7.50 cv. pfd.	5,700	$611,382

Fannie Mae Ser. 04-1, 5.375% cv. pfd.	16	40,000

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	88,700	1,103,206

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †	850	3,655

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,050	1,000,650

XL Capital, Ltd. $2.687 cv. pfd.	31,800	880,224

		5,754,047
Health care (1.2%)
Merck & Co., Inc. 6.00% cum. cv. pfd	4,200	1,050,000

Omnicare Capital Trust II Ser. B, $2.00 cv. pfd.	14,500	569,125

		1,619,125
Media (0.6%)
Interpublic Group of Companies, Inc. (The) Ser. B, 5.25% cv. pfd.	1,000	748,750

		748,750
Utilities and power (2.2%)
AES Trust III $3.375 cv. pfd.	27,800	1,280,538

El Paso Corp. 4.99% cv. pfd.	1,000	965,000

Great Plains Energy, Inc. $6.00 cv. pfd.	11,401	698,539

		2,944,077
Total convertible preferred securities (cost $32,180,715)		$27,061,080

COMMON STOCKS (1.4%)*	Shares	Value
AboveNet, Inc. †	108	$6,601

AES Corp. (The) †	6,265	73,238

Alliance Imaging, Inc. †	14,866	74,181

American Media, Inc. 144A F	3,597	1

Avis Budget Group, Inc. †	3,210	33,769

Bohai Bay Litigation, LLC (Escrow) F	406	1,267

CIT Group, Inc. †	1,016	37,013

El Paso Corp.	4,940	51,722

FelCor Lodging Trust, Inc. † R	6,885	25,956

Fleetwood Enterprises, Inc. †	196,000	412

Interpublic Group of Companies, Inc. (The) †	6,160	46,200

Legg Mason, Inc.	12,611	325,994

Louisiana-Pacific Corp. †	9,090	69,175

M/I Schottenstein Homes, Inc. †	423	5,436

Nortek, Inc. †	4,100	151,700

PetroHawk Energy Corp. †	3,581	76,633

Public Service Enterprise Group, Inc.	2,640	78,461

Qwest Communications International, Inc.	99,342	453,000

Sealy Corp. †	24,780	85,739

Service Corporation International	9,975	80,399

Spectrum Brands, Inc. †	3,775	88,713

Talecris Biotherapeutics Holdings Corp. †	2,855	61,154

TRW Automotive Holdings Corp. †	2,590	69,593

Vertis Holdings, Inc. F †	7,497	8

Total common stocks (cost $2,295,902)		$1,896,365

UNITS (0.8%)*			Units	Value

Hercules, Inc. cv. jr. unsec. sub. debs. units
6 1/2s, 2009			1,540,000	$1,011,780

Total units (cost $1,247,648)				$1,011,780

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*		Principal amount		Value

Argentina (Republic of) sr. unsec. bonds FRB 0.578s, 2013			$225,000	$93,150

Total foreign government bonds and notes (cost $95,456)				$93,150

PREFERRED STOCKS (0.1%)*			Shares	Value

GMAC, Inc. 144A Ser. G, 7.00% pfd.			96	$67,947

Total preferred stocks (cost $32,579)				$67,947

SENIOR LOANS (—%)* [c]		Principal amount		Value

GateHouse Media, Inc. bank term loan FRN Ser. B,
2.24s, 2014			$91,033	$42,285

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.231s, 2014			33,967	15,778

Total senior loans (cost $118,269)				$58,063

WARRANTS (—%)* †	Expiration	Strike
	date	Price	Warrants	Value

AboveNet, Inc.	9/8/10	$0.01	20	$1,980

New ASAT (Finance), Ltd. (Cayman Islands) F	2/1/11	0.01	23,400	1

Smurfit Kappa Group PLC 144A (Ireland)	10/1/13	EUR 0.001	119	5,099

Vertis Holdings, Inc. F	10/18/15	$0.01	309	1

Total warrants (cost $5,250)				$7,081

SHORT-TERM INVESTMENTS (1.8%)*			Shares	Value

Putnam Money Market Liquidity Fund [e]			2,348,679	$2,348,679

Total short-term investments (cost $2,348,679)				$2,348,679

TOTAL INVESTMENTS

Total investments (cost $132,469,564)				$132,939,671

Key to holding’s currency abbreviations

EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNI	Medium Term Notes Class I

* Percentages indicated are based on net assets of $133,137,481.

† Non-income-producing security.

††  The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2010 was $17,696, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Δ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 28, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs (Note 1).

R Real Estate Investment Trust.

At February 28, 2010, liquid assets totaling $144,603 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on ARP, FRB and FRN are the current interest rates at February 28, 2010.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/10 (aggregate face value $177,553) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$175,135	$177,553	3/17/10	$(2,418)

Total				$(2,418)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/10 (aggregate face value $1,252,685) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$1,225,946	$1,252,685	3/17/10	$26,739

Total				$26,739

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of February 28, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$69,175	$—	$—

Communication services	459,601	—	—

Consumer cyclicals	207,380	151,700	9

Consumer staples	202,881	—	—

Energy	76,633	—	1,267

Financials	388,963	—	—

Health care	135,335	—	—

Utilities and power	203,421	—	—

Total common stocks	1,743,389	151,700	1,276
Convertible bonds and notes	—	44,889,515	—

Convertible preferred securities	—	27,061,080	—

Corporate bonds and notes	—	54,632,972	873,039

Foreign government bonds and notes	—	93,150	—

Preferred stocks	—	67,947	—

Senior loans	—	58,063	—

Units	—	1,011,780	—

Warrants	1,980	5,099	2

Short-term investments	2,348,679	—	—

Totals by level	$4,094,048	$127,971,306	$874,317

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$24,321	$(2,473)

Other financial instruments include forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of February 28, 2010:
	Balance			Change in net
	as of	Accrued	Realized	unrealized	Net	Net transfers	Balance as of
Investments	August 31,	discounts/	gain/	appreciation/	purchases/	in and/or out	February 28,
in securities:	2009	premiums	(loss)	(depreciation)†	sales	of Level 3	2010

Common
stocks:

Conglomerates	$1,267	$—	$—	$—	$—	$(1,267)	$—

Consumer
cyclicals	$9	—	—	—	—	—	$9

Energy	$—	—	—	—	—	1,267	$1,267

Health care	$1	—	—	(1)	—	—	$—

Total common
stocks	$1,277	—	—	(1)	—	—	$1,276

Corporate bonds
and notes	$865,200	5,321	—	(5,321)	—	7,839	$873,039

Warrants	$2	—	—	—	—	—	$2

Totals:	$866,479	$5,321	$—	$(5,322)	$—	$7,839	$874,317

† Includes $(5,321) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

	Balance			Change in net
	as of	Accrued	Realized	unrealized	Net	Net transfers	Balance as of
	August 31,	discounts/	gain/	appreciation/	purchases/	in and/or out	February 28,
	2009††	premiums	(loss)	(depreciation)†	sales	of Level 3	2010††

Other financial
instruments:	$(2,544)	$—	$—	$71	$—	$—	$(2,473)

† Includes $71 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $130,120,885)	$130,590,992
Affiliated issuers (identified cost $2,348,679) (Note 6)	2,348,679

Cash	70,354

Dividends, interest and other receivables	1,705,620

Receivable for investments sold	288,980

Unrealized appreciation on forward currency contracts (Note 1)	26,739

Total assets	135,031,364

LIABILITIES

Distributions payable to shareholders	745,063

Payable for investments purchased	609,451

Payable for purchases of delayed delivery securities (Notes 1 and 7)	130,387

Payable for compensation of Manager (Note 2)	222,403

Payable for investor servicing fees (Note 2)	10,856

Payable for custodian fees (Note 2)	5,445

Payable for Trustee compensation and expenses (Note 2)	82,505

Payable for administrative services (Note 2)	1,982

Unrealized depreciation on forward currency contracts (Note 1)	2,418

Payable for receivable purchase agreement (Note 2)	2,473

Other accrued expenses	80,900

Total liabilities	1,893,883

Net assets	$133,137,481

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 5)	$175,770,911

Undistributed net investment income (Note 1)	483,838

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(43,614,794)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	497,526

Total — Representing net assets applicable to capital shares outstanding	$133,137,481

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($133,137,481 divided by 17,100,155 shares)	$7.79

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,166 from investments in affiliated issuers) (Note 6)	$4,160,978

Dividends	757,942

Total investment income	4,918,920

EXPENSES

Compensation of Manager (Note 2)	446,059

Investor servicing fees (Note 2)	32,527

Custodian fees (Note 2)	8,695

Trustee compensation and expenses (Note 2)	4,761

Administrative services (Note 2)	3,606

Auditing	52,129

Other	67,653

Total expenses	615,430

Expense reduction (Note 2)	(261)

Net expenses	615,169

Net investment income	4,303,751

Net realized gain on investments (Notes 1 and 3)	638,645

Net realized gain on swap contracts (Note 1)	9,151

Net realized gain on foreign currency transactions (Note 1)	62,097

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	26,791

Net unrealized appreciation of investments, swap contracts and receivable purchase
agreements during the period	10,688,061

Net gain on investments	11,424,745

Net increase in net assets resulting from operations	$15,728,496

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/10*	Year ended 8/31/09

Operations:
Net investment income	$4,303,751	$8,686,201

Net realized gain (loss) on investments and
foreign currency transactions	709,893	(25,822,736)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	10,714,852	4,975,626

Net increase (decrease) in net assets resulting from operations	15,728,496	(12,160,909)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(4,524,743)	(9,541,631)

Incease in capital share transactions from reinvestment
of distributions	—	106,665

Decrease from capital shares repurchased (Note 5)	(1,322,649)	(4,865,213)

Total increase (decrease) in net assets	9,881,104	(26,461,088)

NET ASSETS

Beginning of period	123,256,377	149,717,465

End of period (including undistributed net investment
income of $483,838 and $704,830, respectively)	$133,137,481	$123,256,377

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	17,294,890	18,183,762

Shares issued in connection with reinvestment of distributions	—	18,348

Shares repurchased (Note 5)	(194,735)	(907,220)

Shares outstanding at end of period	17,100,155	17,294,890

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	2/28/10	8/31/09	8/31/08	8/31/07	8/31/06	8/31/05

Net asset value,
beginning of period	$7.13	$8.23	$9.15	$8.82	$8.69	$8.37
Investment operations:

Net investment income (loss) [a]	.25	.50	.56	.55	.54	.52 [f]

Net realized and unrealized
gain (loss) on investments	.66	(1.10)	(.98)	.30	.06	.36

Total from investment operations	.91	(.60)	(.42)	.85	.60	.88
Less distributions:

From net investment income	(.26)	(.55)	(.55)	(.55)	(.53)	(.56)

Total distributions	(.26)	(.55)	(.55)	(.55)	(.53)	(.56)

Increase from shares repurchased	.01	.05	.05	.03	.04	—

Increase from payments by affiliates	—	—	—	—	.02 [e]	—

Net asset value, end of period	$7.79	$7.13	$8.23	$9.15	$8.82	$8.69

Market price, end of period	$7.80	$6.80	$7.29	$8.24	$7.87	$7.80

Total return at
market price (%) [b]	18.96 *	2.60	(5.09)	11.64	8.05	9.89

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$133,137	$123,256	$149,717	$175,989	$190,582	$195,644

Ratio of expenses to
average net assets (%) [c]	.47 *	1.04 [d]	.96 [d]	.96 [d]	1.05 [d]	1.06 [d]

Ratio of net investment income
(loss) to average net assets (%)	3.29 *	8.11 [d]	6.36 [d]	5.96 [d]	6.18 [d]	6.13 [d,f]

Portfolio turnover (%)	29.03 *	50.48	42.35	44.22	47.76	46.13

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended August 31, 2009, August 31, 2008, August 31, 2007, August 31, 2006 and August 31, 2005 reflect a reduction of less than 0.01% of average net assets.

e Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24%.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/10 (Unaudited)

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, April 9, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the six months ended February 28, 2010 are indicative of the volume of activity during the period.

E) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $150,000 on Credit default swap contracts for the six months ended February 28, 2010.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At February 28, 2010, the fund had a net liability position of $2,418 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At August 31, 2009, the fund had a capital loss carryover of $20,848,505 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$9,645,842	August 31, 2010

7,031,613	August 31, 2011

133,642	A ugust 31, 2016

4,037,408	August 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2010 $23,135,195 of losses recognized during the period November 1, 2008 to August 31, 2009.

The aggregate identified cost on a tax basis is $132,639,894, resulting in gross unrealized appreciation and depreciation of $12,002,470 and $11,702,693, respectively, or net unrealized appreciation of $299,777.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $10,185 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the six months ended February 28, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 28, 2010, the fund’s expenses were reduced by $199 under the expense offset arrangements and by $62 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $96, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through

December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $37,036,245 and $38,948,112, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of February 28, 2010:

Market values of derivative instruments as of February 28, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$26,739	Payables	$2,418

Total		$26,739		$2,418

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended February 28, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments	Forward currency
under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$9,151	$9,151

Foreign exchange	62,578	—	62,578
contracts

Total	$62,578	$9,151	$71,729

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) oninvestments

Derivatives not accounted
for as hedging instruments	Forward currency
under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$5,896	$5,896

Foreign exchange	21,872	—	21,872
contracts

Total	$21,872	$5,896	$27,768

Note 5: Shares repurchased

In September 2009, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended February 28, 2010, the fund repurchased 194,735 common shares for an aggregate purchase price of $1,322,649, which reflects a weighted-average discount from net asset value per share of 10.5%.

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,166 for the period ended February 28, 2010. During the period ended February 28, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $18,941,763 and $18,896,115, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

January 28, 2010 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	14,347,188	398,364

Jameson A. Baxter	14,357,006	388,546

Charles B. Curtis	14,318,987	426,565

Robert J. Darretta	14,362,180	383,372

Myra R. Drucker	14,342,432	403,120

John A. Hill	14,364,270	381,282

Paul L. Joskow	14,379,545	366,007

Elizabeth T. Kennan	14,326,339	419,213

Kenneth R. Leibler	14,361,140	384,412

Robert E. Patterson	14,359,956	385,596

George Putnam, III	14,381,350	364,202

Robert L. Reynolds	14,322,074	423,478

W. Thomas Stephens	14,368,746	376,806

Richard B. Worley	14,364,481	381,071

All tabulations are rounded to the nearest whole number.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sectorcategories.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Investment Sub-Manager	Principal Executive	Assistant Treasurer
Putnam Investments Limited	Officer, Treasurer and
57–59 St James’s Street	Compliance Liaison	Wanda M. McManus
London, England SW1A 1LD		Vice President, Senior Associate
	Charles E. Porter	Treasurer and Assistant Clerk
Marketing Services	Senior Advisor to the Trustees
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Steven D. Krichmar	Vice President, Assistant Clerk,
Boston, MA 02109	Vice President and	Assistant Treasurer and
	Principal Financial Officer	Proxy Manager
Custodian
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Principal
Accounting Officer and
Legal Counsel	Assistant Treasurer
Ropes & Gray LLP
Susan G. Malloy
Trustees	Vice President and
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and
Robert E. Patterson	Chief Legal Officer
George Putnam, III
Robert L. Reynolds	Robert R. Leveille
W. Thomas Stephens	Vice President and
Richard B. Worley	Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA710 260658 4/10

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 -
September 30,
2009	-	-	-	1,097,810
October 1 -
October 7,
2009	-	-	-	1,097,810

October 8 -
October 31,
2009	19,564	$6.66	19,564	1,709,925
November 1 -
November 30,
2009	175,171	$6.81	175,171	1,534,754
December 1 -
December 31,
2009	-	-	-	1,534,754
January 1 -
January 31,
2010	-	-	-	1,534,754
February 1 -
February 28,
2010	-	-	-	1,534,754

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on three occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 and October 8, 2009. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 1,797,637 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 1,729,489 shares of the fund.

**Information prior to October 7, 2009 is based on the total number of shares eligible for repurchase under the program, as amended through September 2008. Information from October 8, 2009 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2009.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: April 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 28, 2010